Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

Exhibit 10.5

MANUFACTURING AND SUPPLY AGREEMENT

This Manufacturing and Supply Agreement (the “Agreement”) is being entered into as of the first day of June 2004 (the “Effective Date”), by and between BIOMET ORTHOPAEDICS SWITZERLAND GmbH, a Swiss company organized and existing under Swiss law, with offices located at Altes Widalmi 12CH-3216 Ried bei Kerzers, Switzerland (hereinafter called “Biomet”) and Innocoll Technologies Limited, an Irish company organized and existing under Irish law, with offices located at IDA Roscommon Business and Technology Park, Gallowstown, Co. Roscommon (“Supplier” or “Innocoll”).

Preliminary Statements

A.	Biomet is a member company in the Biomet Europe group of companies. Biomet Europe and its affiliates develop, manufacture and distribute medical devices such as orthopaedic implants and biomaterials. Biomet has a long-term need of its products Septocoll® and Septocoll E (Product), a collagen fleece loaded with antibiotics as further described in Schedule 1 (Specifications). Biomet wishes to have Supplier manufacture for, and supply to, Biomet such collagen fleece according to Biomet’s Specifications.

B.	Innocoll has been manufacturing and supplying Septocoll and Septocoll E to Biomet on a regular basis, as per the Manufacturing and Supply Agreement (“Former Agreement”) as described in paragraph C of the Preamble.

C.	Biomet and Supplier entered into a Manufacturing and Supply Agreement on January 2001. On December 2003 Supplier notified Biomet of its intent to terminate the Former Agreement in April 2004, both parties agreed on an effective termination date as of April 30, 2004 and on and the necessity of entering into a new manufacturing and supply Agreement adapted to the current needs of both Biomet and Supplier.

D.	Septocoll® is a trademark of Biomet’s affiliate, Biomet Merck BioMaterials GmbH. The parties agree that Biomet will remain the responsible manufacturer of Septocoll and Septocoll E within the framework provided by EU Directive 93/42 on Medical Devices.

NOW, THEREFORE, the parties agree as follows:

Terms and Conditions

1.	Appointment of SUPPLIER

Biomet hereby appoints Supplier, and Supplier hereby accepts such appointment, as manufacturer and supplier of the Products according to the Specifications listed in Schedule 1 hereto, subject to the terms and conditions of this Agreement.

2.	Supply of Product Information

Biomet shall supply Supplier with all Information necessary or desirable to manufacture the Products in compliance with the Specifications and all requirements under applicable law.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

3.	Manufacture, Manufacturing Procedures and Supply of Raw Materials

3.1	Supplier will manufacture the Products exclusively for Biomet in accordance with the Specifications and the manufacturing procedures given or approved by Biomet and communicated to Supplier from time to time.

3.2	Biomet will supply Innocoll with two of the raw materials (“Raw Materials”) required for the manufacture of the Product, namely Gentamycine sulphate and Gentamycine crobephate. Innocoll will check that all containers, closures and seals are intact and that the labelling of the containers is consistent with the delivery note. Innocoll will carry out identification tests on all Raw Materials supplied by Biomet.

3.3	Supplier will provide all other raw materials, including but not limited to its own equinine collagen for the manufacture of the Products. Supplier will guarantee the prime quality of such raw materials to Biomet. In the event Supplier would favour an addition of or switch to *** at any time during the term of this Agreement, such desire shall be notified to Biomet with sufficient lead time for the parties to investigate and agree whether such or addition would be feasible.

4.	Quality Control and Test Records

4.1	Supplier will ensure that the Products meet the quality requirements in the Specifications. Supplier agrees to immediately inform Biomet of any detected discrepancies to the quality-requirements and to use best efforts to immediately correct any discrepancies.

4.2	Any alterations in the Products’ quality, stipulated manufacturing and packing are not permitted unless with the prior with written consent of Biomet.

4.3	Both parties are committed to the principle of Zero Defect, which includes that all product defects as well as other quality discrepancies which provoke the need for complaints are to be considered as unacceptable.

4.4	Supplier is responsible for documenting its process in detail with regard to parameters that can affect the final quality. Supplier is responsible for ensuring that inspection and control are carried out to fulfil the requirements. In addition, a journal shall be kept of the process parameters, and inspection reports shall be completed for the samples taken out for quality control based on SPC (statistical process control) to ensure the quality of each delivery according to the specified commitment. The Product shall at each time correspond with the requirements. Imposed by the law of any governmental entity including EU regulations, having jurisdiction over the production, transport and/or sale of the Products in question. Supplier will furnish all documents as specified in Appendix 1 for delivered Products stating that the Products conform to all requirements.

4.5	Supplier acknowledges that Biomet, after receipt of the Products, examines the Products’ identity, quantity, endotoxines but otherwise relies on Supplier to have carried out any necessary quality controls before delivery to ensure that the Products meet the agreed requirements and Specifications. Additionally, a visual inspection is carried out by Biomet.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

5.	Auditing

5.1	During normal business hours, Supplier shall provide access to its premises to Biomet to permit audits of the relevant documents and facilities by Biomet or Regulatory Bodies. Supplier shall ensure that Biomet shall have access to all subcontractors’ facilities as well.

5.2	Supplier will ensure that any materiel deficiencies highlighted during any audit by Biomet or Regulatory Bodies will be dealt with as soon as is practically possible following receipt of an official signed Audit Report from Biomet.

5.3	Supplier is responsible for auditing the manufacturing facilities of any suppliers of raw materials and packaging materials, for which it is responsible, as defined in accordance with the Product Compliance File, with the exception of Gentamycine sulphate and Gentamycine crobephate. Audit Reports will be provided to Biomet upon request.

6.	Confidentiality Obligations

6.1	Each party agrees to maintain during the term of this Agreement and for a period of *** years thereafter the strictest confidence with regard to the confidential and/or proprietary information, in whatever medium, relating to the Products and their manufacture, and any other information disclosed to it under this Agreement by the other party and proprietary to it or its affiliates or any third party contract partners (the “Confidential Information”). Neither party shall directly nor indirectly pass on the Confidential Information to others nor use it for any purpose not mentioned in this Agreement. Each party shall have the right to disclose the other party’s Confidential Information to its employees or advisors who need this knowledge for the purposes authorized herein. To the extent that a party discloses Confidential Information to an employee or advisor, such party will be responsible for any failure by such persons or entities to hold such information in confidence or use such information solely for the purposes of this Agreement.

6.2	The Obligations of confidentiality and use restrictions set forth herein above will not apply to the following information:

6.2.1	information that is or becomes publicly known or available by publication, commercial use or otherwise without breach of this Agreement by the receiving party;

6.2.2	information that the receiving party rightfully receives from a third party without a restriction on disclosure;

6.2.3	information that must be disclosed pursuant to governmental and regulatory requirements (including Certification Audits);

6.2.4	information that is independently developed by employees of the receiving party who have not had access to the Confidential information; or

6.2.5	information that is known by the receiving party at the time of receipt,

provided, however, that nothing in this Agreement shall be interpreted to prohibit Biomet from publishing the results of its studies on the Products in accordance with industry practices.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

7.	Proprietary Rights

7.1	All Know-how (all manufacturing and technical data, instructions, specifications and experiences regarding the Products as well as test methods developed) documented in the Specifications is owned by Biomet (“Biomet Know-How”). Supplier shall have a limited, royalty-free license to use the Biomet Know-How in accordance with and for the term of this Agreement.

7.2	Supplier shall not implement any improvements or changes to the Products without the prior written consent of Biomet.

7.3	Supplier does not acquire by virtue of this Agreement any rights whatsoever in trademarks used by Biomet in conducting its business and/or used in selling the final products into which the Products will be incorporated and Supplier hereby acknowledges that the Products will be so incorporated.

7.4	Supplier represents and warrants that Supplier’s manufacturing methods do not infringe any third party’s proprietary rights. Supplier will indemnify and hold harmless Biomet for any and all claims arising out of or based on claims related to the intellectual property rights underlying such methods.

8.	Complaints

Biomet will inform Supplier immediately of any complaints related to the Products and will liaise with Supplier in investigating the possible causes and agree on any remedial plans of action.

9.	Batch Recall

Biomet, in its capacity as responsible manufacturer of the Products, shall be responsible for any batch recall of Products from the market and co-ordinate the same. In the event any governmental authority or agency requests a recall or takes similar action in connection with the Products, or in the event that Biomet determines an event or incident has occurred which may result in the need for a recall or a market withdrawal, Biomet will inform Supplier by telephone or facsimile within 24 hours and the parties shall agree on an appropriate course of action. Supplier shall bear the expense of any recall resulting from breach of its obligations hereunder or from negligent manufacture, packaging or shipment of the Products by it. In all other cases, Biomet shall bear the expense of any recall.

10.	Supply of Products by Supplier; Orders; Forecasts

10.1	Supplier hereby agrees exclusively to supply Biomet with the Products, and Biomet agrees to exclusively purchase Products from Supplier in accordance with the terms and provisions of this Agreement. Supplier will neither manufacture nor supply any products, other than those which are being produced as of the Effective Date of this Agreement which, in Biomet’s sole discretion, are directly competitive with the Products, to any third party during the term of this Agreement. Biomet acknowledges, however, that Supplier is currently manufacturing its own products as Supplier will not use any of the Specifications or Biomet’s intellectual property, including know-how, in manufacturing or selling any products other than, under the terms of this Agreement, the Products. With regard to the Supplier’s Gentamicin/Bupivacaine combination product (“Combination Product”) currently under development. Supplier agrees to grant to Biomet a right of first refusal for a license to the Combination Product rights in all territories of the world with the exception of North America and Japan. Supplier agrees to provide licensing terms

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

to Biomet within *** of completion of the first human study. Within *** of receiving proposed terms, Biomet and Supplier will commit to negotiate in good faith in an effort to reach agreement for the license of Combination Product in the territories. In the event that those good faith negotiations do not result in an agreement between the parties within six months from the date on which Biomet received the proposed terms, Supplier’s obligation to Biomet with respect to the Combination Product will cease in full, and Supplier will be free to license the Combination Product to any third party of its choice.

10.2	Within one month following the Effective Date of the Agreement, Biomet shall provide Supplier with a rolling 12-month, quarterly forecast of the amount of Products that Biomet expects to purchase from Supplier during such 12-month period. The quantities of Products for the first quarter of each forecast shall constitute firm orders.

10.3	After receipt of a written purchase order from Biomet, Supplier will supply the ordered quantities of Products within 8 weeks. A legally binding contract concerning each delivery of Products shall be deemed to have been concluded when Biomet has placed its purchase order.

10.4	If its requirements are unexpectedly greater, Biomet will inform Supplier promptly and Supplier will apply its best efforts to meet such requirements within the limit of its production capacity.

10.5	Upon shipment of Products, Supplier shall invoice Biomet. Payment by Biomet will be due in full thirty (30) days after receipt of invoice. Payment schedule shall apply to all future orders with the exception of those placed in 2004 calendar year, which will be handled as outlined in Appendix 3.

11.	Prices and Conditions

Supplier shall supply the Products at the prices and conditions set out in Schedule 2 which is incorporated herein by reference.

12.	Minimum Purchase Requirements

During each year of the term of the Agreement, Biomet will purchase Products from Supplier in an amount as set out on Appendix 3 hereto (“Minimum Purchase Requirements”).

13.	Warranties and Liability

13.1	Any changes in the location of manufacture of the Product require the prior written agreement of Biomet. Any costs incurred by Supplier for changing the location of manufacture shall be borne entirely by Supplier. Supplier shall inform Biomet promptly of any restriction placed upon Supplier that would impair its ability to manufacture the products. Biomet shall be the responsible manufacturer according to Directive 93/42/EEC for the Final Products.

13.2	Supplier hereby warrants that at the time of delivery, (a) the products will be new, unused, and free from defects; (b) the Products will be of good workmanship and (c) strictly correspond to the Specifications; Supplier further warrants that the Products will have a shelf life of *** counting from the date of delivery. Supplier will further manufacture the Products according to governing industry standards and will additionally respect any other specifications set out herein.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

13.3	Any deviation from the Specifications and quality control procedures contained herein or required by applicable law have to be agreed to by Biomet before implementation.

13.4	Biomet undertakes to spot-check the Products within forty-five (45) days of receipt and to inform Supplier promptly of any detected quality defects.

13.5	If Biomet fails to inform Supplier of any defect within such period, the Products received shall be considered as accepted. This does not apply to defects which could not be found in the course of the receipt and which are Supplier’s responsibility; such shall be reported to Supplier promptly after their appearance.

13.6	If the check reveals any quality defects, Supplier will supply Biomet with replacement free of charge within a time period to be agreed upon. The liability of each party shall be determined according to the applicable legal regulations.

14.	Term and Termination

14.1	This Agreement shall become effective with the Effective Date and shall continue until 31 December 2006. Each party may terminate this Agreement at six months’ written notice to the other party.

14.2	Each party shall be entitled to terminate the Agreement with immediate effect for material cause. “Material cause” shall include, but not be limited to, the following:

14.3	The failure to comply with any material obligations by the other party, if such failure is not cured within thirty (30) days of receipt of notice from the terminating party.

14.4	If the other party files a petition in bankruptcy, or applies for a consent to the appointment of a receiver or trustee or suffers or permits the entry of an order adjudicating it to be bankrupt or insolvent.

14.5	Biomet shall be entitled to terminate this agreement on written notice with immediate effect if Supplier still fails to deliver the Products within four (4) weeks from an agreed prolonged and confirmed delivery date for reasons other than force majeure reasons or the failure of Biomet to provide any raw materials Biomet previously agreed in writing to be provided by Biomet or the failure of a supplier appointed by Biomet. In accordance with applicable law, Supplier shall bear all expenses and/or losses incurred by Biomet as a result its failure to deliver.

15.	Indemnities

15.1	As soon as a party becomes aware of the possibility of a claim involving indemnification under this article, the indemnified party shall give the indemnifying party prompt notice in writing and shall permit the indemnifying party to have control over and conduct the defense of such claim or suit. The indemnified party agrees to provide all reasonable information and assistance to the indemnifying party in such defense.

15.2	Supplier shall indemnify and hold Biomet harmless against all claims and expenses, including reasonable legal expenses, arising out of the death or injury to any person or persons or out of any damages to property, whether during or following the termination or expiration of this Agreement, resulting from the use of any products into which the Products were incorporated

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

where such death, injury or damage is attributable to any defect in a Product attributable to any negligent, reckless or intentional act or omission by Supplier, or the breach of this Agreement by Supplier.

15.3	Biomet shall indemnify and hold Supplier harmless against all claims and expenses, including reasonable legal expenses, arising out of the death or injury to any person or persons or out of any damages to property, whether during or following the expiration or termination of this Agreement, resulting from the use of any products into which the Products were incorporated where such death, injury or damage is attributable to any negligent, reckless or intentional act or omission by Biomet, or the breach of this Agreement by Biomet.

16.	Miscellaneous Provisions

16.1	In case of force majeure, official orders, strike or lockout or similar hindrances which the parties are unable to avert, the parties shall be released for the duration of such hindrance from the contractual obligations which they are prevented from performing. In the event of an extended force majeure condition at Supplier, Biomet shall be entitled to have the Products manufactured by a third party to be chosen in Biomet’s sole discretion.

16.2	This Agreement shall be governed by and construed in accordance with the substantive provisions of Swiss law. Place of jurisdiction and forum for any disputes shall be Zurich, Switzerland.

16.3	If individual provisions or rules of this Agreement are invalid or become invalid, the parties hereby agree that this shall not affect the validity of the remainder of the terms and provisions. The parties undertake to replace the invalid provisions by others which come closest to the effect originally intended.

16.4	This Agreement and its appendices which form an integral part of this Agreement and are incorporated herein by reference, represents the entire agreement of the parties relating to the subject matter. The General Terms and Conditions of each party shall not apply to this Agreement.

16.5	Any amendments to this Agreement or, the appendices may only be made by mutual agreement of the parties, and must be in writing and executed by both parties.

16.6	Any expiration or termination of this Agreement shall not release the parties from liabilities or obligations accrued as of the date thereof.

16.7	Supplier shall not assign this Agreement to any third party without the prior written consent of Biomet.

16.8	Supplier acknowledges that certain of Biomet’s obligations hereunder may be performed by Biomet Europe group of companies.

16.9	This Agreement has been prepared in the English language, and English shall control its interpretation and meaning.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

Biomet Orthopedics Switzerland GmbH	Innocoll Technologies Limited

/s/ Roger Van Broeck	/s/ Michael Myers
Roger Van Broeck	Michael Meyers
Managing Director	President and CEO

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

FIRST AMENDMENT TO
MANUFACTURING AND SUPPLY AGREEMENT
between
BIOMET ORTHOPAEDICS SWITZERLAND GmbH and INNOCOLL TECHNOLOGIES
LIMITED

THIS FIRST AMENDMENT (“First Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and among Biomet Orthopaedics Switzerland GmbH, a Swiss limited liability company (“Biomet Switzerland”), Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet Deutschland” —Biomet Switzerland and Biomet Deutschland collectively to be referred to as “Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of January 1, 2006.

PRELIMINARY STATEMENTS:

A.           Biomet Switzerland and Innocoll entered into the Agreement effective June 1, 2004 and the Agreement will expire, by its terms on December 31, 2006.

B.           Biomet Switzerland and Biomet Deutschland are member companies of the Biomet Europe group.

C.           The parties desire to extend the term of the Agreement, to assign it within the Biomet Europe group and to amend certain terms of the Agreement as set forth in this First Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this First Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement.

2.          Assignment of the Agreement to Biomet Deutschland: Biomet Switzerland hereby assigns and transfers all of its rights and obligations under the Agreement, as amended, to its sister company Biomet Deutschland. Innocoll agrees to such assignment and transfer. Biomet Switzerland shall therefore be replaced by Biomet Deutschland in the Agreement in all respects.

3.          Amendment of Section 11 and Schedule 2, Prices and Conditions. The parties have agreed that the current pricing schedule (price per unit), as set out in Schedule 2 to the Agreement ***.

4.          Amendment of Section 12 and Appendix 3, Minimum Purchase Requirements. The parties have agreed that the Minimum Purchase Requirements will amount to *** which Prepayment will be applied towards Biomet

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

Deutschland’s purchase of the 2006 Minimum Purchase Requirements. Any remaining credit from the 2004 advance payment rendered by Biomet Switzerland which is not used up for purchases through the calendar year 2006 shall be rolled over into calendar year 2007 and applied towards the 2007 Minimum Purchase Requirements.

5.          Amendment of Section 14.1. Section 14.1 of the Agreement entitled “Term and Termination” is hereby deleted in its entirety and replaced with the following:

“14.1         This Agreement shall become effective with the Effective Date and shall continue until, and automatically expire, on 31 December 2009,”

6.          Addition of New Section 14.6. A new Section 14.6 shall be added to Article 14 and shall read as follows:

“14.6         Either party shall have an extraordinary right to terminate this Agreement without cause to the end of the calendar year 2008 by giving three months’ written notice; provided that all orders submitted by the termination date, and payment for such orders, shall be honored by the parties.

7.          General.

a.           First Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, in the event of a conflict between the terms of the Agreement and this First Amendment, this First Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in this First Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

c.           Counterparts. This First Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this First Amendment shall be governed the substantive laws of Switzerland without giving effect to that jurisdiction’s choice of law rules.

e.           Submission to Jurisdiction. The parties agree to submit to the non-exclusive jurisdiction of any competent court in Zurich, Switzerland, with respect to any matter arising out of this First Amendment.

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this First Amendment on the date set forth below their signatures below, to be effective as of January 1, 2006.

BIOMET ORTHOPAEDICS SWITZERLAND		GmbH BIOMET DEUTSCHLAND GmbH

Signature:	/s/ Roger Van Broeck	Signature:	/s/ Joe-Houng Schulte

Name:	Roger Van Broeck	Name:	Joe-Houng Schulte

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

Title:	President	Title:	Managing Director

Date:	10/1/2006	Date:	16/1/06

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Michael Myers

Name:	Michael Myers

Title:	President & CEO

Date:	Jan 30, 2006

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SECOND AMENDMENT TO
MANUFACTURING AND SUPPLY AGREEMENT
between
BIOMET DEUTSCHLAND GmbH and INNOCOLL TECHNOLOGIES LIMITED

THIS SECOND AMENDMENT (“Second Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and between Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of January 1, 2010.

PRELIMINARY STATEMENTS:

A.           Biomet and Innocoll are parties to the Agreement as amended by its First Amendment. The First Amendment will expire, by its terms on December 31, 2009.

C.           The parties desire to extend the term of the Agreement, and to amend certain terms of the Agreement as set forth in this Second Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this Second Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement or the First Amendment.

2.          Amendment of Section 11 and Schedule 2, Prices and Conditions. The parties have agreed that the pricing schedule (price per unit), as set out in Schedule 2 to this Amendment ***.

In consideration for the extension of the Agreement, Biomet will make an upfront payment of *** as a prepayment for product, to be ordered in 2010 according to the following schedule:

***

Innocoll will refund any remaining amount of the prepayment which is not covered by the purchase volume ordered by Biomet in calendar year 2010, within 30 days after the termination of this Agreement.

3.          Amendment of Section 14.1. Section 14.1 of the Agreement entitled “Term and Termination” is hereby deleted in its entirety and replaced with the following:

“14.1         This Agreement shall become effective with the Effective Date and shall continue until, and automatically expire, on 31 December 2010.”

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

4.          General.

a.           Second Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, as amended, in the event of a conflict between the terms of the Agreement and this Second Amendment, this Second Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in this Second Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

c.           Counterparts. This Second Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this Second Amendment shall be governed the substantive laws of Switzerland without giving effect to that jurisdiction’s choice of law rules.

e.           Submission to Jurisdiction. The parties agree to submit to the non-exclusive jurisdiction of any competent court in Zurich, Switzerland, with respect to any matter arising out of this Second Amendment.

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Second Amendment on the date set forth below their signatures below, to be effective as of December 15, 2009.

BIOMET Deutschland GmbH

Signature:	/s/ Dr. Hadi Saleh	Signature:	/s/ Joerg Schmidt

Name:	Dr. Hadi Saleh	Name:	Joerg Schmidt

Title:	Managing Director	Title:	Director Business Administration

Date:	December 23, 2009	Date:	December 23, 2009

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Michael Myers

Name:	Michael Myers

Title:	Director

Date:	January 7, 2010

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SCHEDULE 2
PRODUCT PRICING

***

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

THIRD AMENDMENT TO
MANUFACTURING AND SUPPLY AGREEMENT
between
BIOMET DEUTSCHLAND GmbH and INNOCOLL TECHNOLOGIES LIMITED

THIS THIRD AMENDMENT (“Third Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and between Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of January 1, 2011.

PRELIMINARY STATEMENTS:

A.           Biomet and Innocoll are parties to the Agreement as amended by its First Amendment and Second Amendment. The Second Amendment will expire, by its terms on December 31, 2010.

C.           The parties desire to extend the term of the Agreement, and to amend certain terms of the Agreement as set forth in this Third Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this Third Amendment, ail capitalized terms shall have the meaning ascribed to them in the Agreement, the First Amendment or the Second Amendment.

2.          Amendment of Section 11 and Schedule 2, Prices and Conditions. The parties have agreed that the pricing schedule (price per unit), as set out in Schedule 2 to this Amendment ***.

In consideration for the extension of the Agreement, Biomet made an upfront payment of *** according Second Amendment, as a prepayment for product to be ordered in 2010.

The remaining amount of the prepayment, which is not covered by the purchase volume ordered by Biomet in calendar year 2010 will be transferred into calendar year 2011, as prepayment for product, to be ordered in 2011.

Innocoll will refund any remaining amount of the prepayment which is not covered by the purchase volume ordered by Biomet in the calendar years 2010 and 2011, within 30 days after the termination of this Agreement.

3.          Amendment of Section 14.1. Section 14.1 of the Agreement entitled “Term and Termination” is hereby deleted in its entirety and replaced with the following:

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

“14.1         This Agreement shall become effective with the Effective Date and shall continue until, and automatically expire, on 31 December 2011.”

4.          General.

a.           Third Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, as amended, in the event of a conflict between the terms of the Agreement, the First Amendment, the Second Amendment and this Third Amendment, this Third Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in this Third Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

c.           Counterparts. This Third Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this Third Amendment shall be governed the substantive laws of Switzerland without giving effect to that jurisdiction’s choice of law rules.

e.           Submission to Jurisdiction. The parties agree to submit to the non-exclusive jurisdiction of any competent court in Zurich, Switzerland, with respect to any matter arising out of this Third Amendment.

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Third Amendment on the date set forth below their signatures below, to be effective as of September 1, 2010.

BIOMET Deutschland GmbH

Signature:	/s/ Dr. Hadi Saleh	Signature:	/s/ Joerg Schmidt

Name:	Dr. Hadi Saleh	Name:	ppa Joerg Schmidt

Title:	Managing Director	Title:	Director Business Administration

Date:	15.09.2010	Date:	15.09.2010

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Denise Carter

Name:	Denise Carter

Title:	VP Business Development

Date:	20.09.2010

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SCHEDULE 2
PRODUCT PRICING

***

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

FOURTH AMENDMENT TO
MANUFACTURING AND SUPPLY AGREEMENT
between
BIOMET DEUTSCHLAND GmbH and INNOCOLL TECHNOLOGIES LIMITED

THIS FOURTH AMENDMENT (“Fourth Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and between Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of April 1, 2011.

PRELIMINARY STATEMENTS:

A.           Biomet and Innocoll are parties to the Agreement as amended by its First Amendment, Second Amendment and Third Amendment. The Third Amendment will expire, by its terms on December 31, 2011.

B.           The parties desire to extend the term of the Agreement, and to amend certain terms of the Agreement as set forth in this Fourth Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this Fourth Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement, the First, Second and Third Amendments.

2.          Amendment of Section 11 and Schedule 2, Prices and Conditions. The parties have agreed that the pricing schedule (price per unit), as set out in Schedule 2 to this Amendment ***.

In consideration for the extension of the Agreement, Biomet made an upfront payment of *** according Second Amendment, as a prepayment for product to be ordered in 2010. According Third Amendment, the remaining amount of the prepayment, which is not covered by the purchase volume ordered by Biomet in calendar year 2010 will be transferred into calendar year 2011, as prepayment for product, to be ordered in 2011.

The remaining amount of the prepayment according Second Amendment, which is not covered by the purchase volume ordered by Biomet in calendar year 2010 or 2011 will be transferred into calendar year 2012 and 2013, as prepayment for product, to be ordered until December 31, 2013.

In consideration for the further extension of the Agreement until December 31, 2013, Biomet will make another upfront payment of ***, as prepayment for product to be ordered until December 31, 2013, according to the following schedule:

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

***

Innocoll will refund any remaining amount of the prepayments which is not covered by the purchase volume ordered by Biomet until December 31, 2013, within 30 days after the termination of this Agreement.

3.          Amendment of Section 14.1. Section 14.1 of the Agreement entitled “Term and Termination” is hereby deleted in its entirety and replaced with the following:

“14.1         This Agreement shall become effective with the Effective Date and shall continue until, and automatically expire, on 31 December 2013.”

4.          General.

a.           Fourth Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, in the event of a conflict between the terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, this Fourth Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in the First, Second, Third and this Fourth Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

c.           Counterparts. This Fourth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this Fourth Amendment shall be governed by the substantive laws of Switzerland without giving effect to that jurisdiction’s choice of law rules.

e.           Submission to Jurisdiction. The parties agree to submit to the non-exclusive jurisdiction of any competent court in Zurich, Switzerland, with respect to any matter arising out of this Fourth Amendment.

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Third Amendment on the date set forth below their signatures below, to be effective as of, April 1, 2011.

BIOMET DEUTSCHLAND GmbH

Signature:	Signature:

Name:	Name:

Title:	Title:

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

Date:	Date:

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Denise Carter

Name:	Denise Carter

Title:	VP Business Development

Date:	March 25, 2011

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

FIFTH AMENDMENT TO MANUFACTURING
AND SUPPLY AGREEMENT
between
BIOMET DEUTSCHLAND GmbH and INNOCOLL TECHNOLOGIES LIMITED

THIS FIFTH AMENDMENT (“Fifth Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and between Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of March 15, 2012.

PRELIMINARY STATEMENTS:

A.           Biomet and Innocoll are parties to the Agreement, as amended by its First Amendment, Second Amendment, Third Amendment, and Fourth Amendment. The Fourth Amendment will expire by its terms on December 31, 2013.

B.           The parties desire to extend the term of the Agreement through December 31, 2016, and to amend certain terms of the Agreement as set forth in this Fifth Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this Fifth Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement and the First, Second, Third and Fourth Amendments.

2.          Amendment of Section 11 and Schedule 2, Prices and Conditions. The parties have agreed that the pricing schedule (price per unit), as set out in Schedule 2 to this Amendment ***.

In consideration for the extension of the Agreement, Biomet made an upfront payment of *** under the Second Amendment, as a prepayment for product to be ordered in 2010. As per the Third Amendment, the amount of the prepayment remaining at the end of calendar year 2010 was carried over into calendar year 2011, as prepayment for product to be ordered in 2011.

Under the Fourth Amendment, Biomet made another upfront payment of ***, as prepayment for product to be ordered before December 31, 2013, and, as per the Second Amendment, the amount of the prepayment remaining at the end of calendar years 2010 or 2011 will be carried over into calendar years 2012 and 2013, as prepayment for product to be ordered before December 31, 2013.

In consideration of the above, Innocoll will provide an additional *** worth of product free of charge to Biomet.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

The parties agree that the amount of the prepayment remaining, as per the Second and Fourth Amendments, at the end of calendar years 2010 or 2011 will be carried over into calendar years 2012-2016, as prepayment for product to be ordered before December 31, 2016.

In consideration for further extension of the Agreement until December 31, 2016, Biomet will make two additional upfront payments, as prepayment for Product to be ordered until December 31, 2016, according to the following schedule:

***

All prepayments may be applied, at Biomet’s discretion, to purchase of Septocoll or any other Product(s) covered by other Agreements between Innocoll and Biomet or its Affiliates.

Further, Innocoll agrees to refund any remaining amount of the prepayments not covered by purchases made by Biomet before December 31, 2016, within 30 days after the termination of this Agreement.

3.          Amendment of Section 14.1. Section 14.1 of the Agreement entitled “Term and Termination” is hereby deleted in its entirety and replaced with the following:

“14.1     This Agreement shall become effective on the Effective Date and shall continue through, and automatically expire, on December 31, 2016.”

4.          General.

a.           Fifth Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, in the event of a conflict between the terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Fifth Amendment, this Fifth Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in the First, Second, Third, Fourth and this Fifth Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

c.           Counterparts. This Fifth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this Fifth Amendment shall be governed by the substantive laws of Germany without giving effect to that jurisdiction’s choice of law rules.

e.           Submission to Jurisdiction. The parties agree to submit to the exclusive jurisdiction of any competent court in Berlin, Germany, with respect to any matter arising out of this Fifth Amendment.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Fifth Amendment on the date set forth below their signatures below, to be effective as of March 15, 2012.

BIOMET DEUTSCHLAND GmbH

Signature:	/s/ Dr. Hadi Saleh	Signature:	/s/ Joerg Schmidt

Name:	Dr. Hadi Saleh	Name:	Joerg Schmidt

Title:	Managing Director	Title:	Director Finance

Date:	March 23, 2012	Date:	March 23, 2012

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Denise Carter

Name:	Denise Carter

Title:	VP Business Development

Date:	March 22, 2012

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SIXTH AMENDMENT TO MANUFACTURING AND
SUPPLY AGREEMENT
between
BIOMET DEUTSCHLAND GmbH and INNOCOLL TECHNOLOGIES LIMITED

THIS SIXTH AMENDMENT (“Sixth Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and between Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of March 1, 2013 (“Effective Date”).

PRELIMINARY STATEMENTS:

A.           Biomet and Innocoll are parties to the Agreement as amended by its First Amendment, Second Amendment, Third Amendment, Fourth and Fifth Amendment. The Fifth Amendment will expire, by its own terms on December 31, 2016.

B.           The parties desire to extend the term of the Agreement, and to amend certain terms of the Agreement as set forth in this Sixth Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this Sixth Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement, the First, Second, Third, Fourth, and Fifth Amendments.

2.          Amendment of Section 11 and Schedule 2, Prices and Conditions. The pricing schedule (price per unit) as of the Effective Date of this Sixth Agreement is set out in Schedule 2 to this Amendment and will remain unchanged for the Term of the Agreement. The parties have agreed that a *** price discount as reflected in the prices listed in Schedule 2 will apply to all orders of product placed after the Effective Date of this Sixth Amendment. Such *** discount shall apply throughout the term of the Agreement.

In consideration of the extension of the Agreement and in accordance with the Second Amendment, Biomet made an upfront payment in the amount of ***, as a prepayment for Product to be purchased in 2010. According to the Third Amendment, to the extent the prepayment was not fully used up by purchases made by Biomet in calendar year 2010, the remainder was transferred into calendar year 2011, as prepayment for Product purchased in 2011.

According to the Fourth Amendment, Biomet made another upfront payment of ***, as prepayment for product to be ordered through December 31, 2013, and the remaining amount of the prepayment according the Second Amendment, which remained after the prepayment had been applied to all

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

purchases made by Biomet in calendar year 2010 or 2011 will be transferred into calendar years 2012 and 2013, as prepayment for Product, to be ordered through December 31, 2013.

According to the Fifth Amendment, Innocoll provided an additional *** worth of Product to Biomet free of charge.

In addition, according to the Fifth Amendment, Biomet made a further upfront payment in the amount of *** as prepayment for Product to be ordered through December 31, 2016, and agreed to make a second payment in the amount of *** no later than December 31, 2013.

In consideration for the further extension of the Agreement through December 31, 2018:

(1)         Biomet will make an additional upfront payment of ***, within ten (10) days of execution of this Sixth Amendment, as prepayment for Product to be ordered through December 31, 2018.

(2)         Innocoll will waive the second pre-payment outlined in the Fifth Amendment in the amount of *** due on or before December 31, 2013.

(3)         Innocoll will provide an additional *** worth of Product to Biomet free of charge.

(4)         The remaining amount of the prepayment according to the Second and Fourth and Fifth Amendments which is not covered by purchase volume ordered by Biomet in calendar years 2010, 2011 or 2012 will be transferred into calendar years 2013-2018 as prepayment for Product to be ordered through December 31, 2018.

All prepayments may be applied, at Biomet’s discretion, to purchases of Septocoll or any other Product(s) covered by other agreements between Innocoll on the one hand and Biomet or any of its Affiliates on the other.

Further, Innocoll agrees to refund any remaining amount of the prepayments not covered by the purchase volume ordered by Biomet through December 31, 2018, within 30 days after the expiration or termination of this Agreement for any reason.

3.          Amendment of Section 14.1. Section 14.1 of the Agreement entitled “Term and Termination” is hereby deleted in its entirety and replaced with the following:

“14.1         This Agreement will become effective on the Effective Date and shall continue until, and automatically expire, on 31 December 2018.”

4.          General.

a.           Sixth Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, in the event of a conflict between the terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth and this Sixth Amendment, this Sixth Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in the First, Second, Third, Fourth, Fifth and this Sixth Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

c.           Counterparts. This Sixth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this Sixth Amendment shall be governed by the substantive laws of Germany without giving effect to that jurisdiction’s choice of law rules.

e.           Submission to Jurisdiction. The parties agree to submit to the non-exclusive jurisdiction of any competent court in Berlin, Germany, with respect to any matter arising out of this Sixth Amendment.

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Sixth Amendment on the date set forth below their signatures below, to be effective as of, March 1, 2013.

BIOMET DEUTSCHLAND GmbH

Signature:	/s/ Eric R. Perucco	Signature:	/s/ Joerg Schmidt

Name:	Eric R. Perucco	Name:	Joerg Schmidt

Title:	Managing Director	Title:	Finance Director

Date:	February 28, 2013	Date:	February 28, 2013

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Denise Carter

Name:	Denise Carter

Title:	EVP Business Development

Date:	February 25, 2013

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SCHEDULE 2
PRODUCT PRICING

***

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SEVENTH AMENDMENT TO MANUFACTURING AND
SUPPLY AGREEMENT
between
BIOMET DEUTSCHLAND GmbH and INNOCOLL TECHNOLOGIES LIMITED

THIS SEVENTH AMENDMENT (“Seventh Amendment”) to that certain MANUFACTURING AND SUPPLY AGREEMENT by and between Biomet Deutschland GmbH, a German limited liability company with its seat in Berlin, Germany (“Biomet”), and Innocoll Technologies Limited, a limited liability company organized and existing under the laws of Ireland (“Supplier” or “Innocoll”), dated as of June 1, 2004 (“Agreement”) is entered into between Biomet and Innocoll effective as of July 26, 2013 (“Effective Date”).

PRELIMINARY STATEMENTS:

A.           Biomet and Innocoll are parties to the Agreement as amended by its First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment. The Sixth Amendment will expire, by its own terms on December 31, 2018.

B.           The parties desire to amend certain terms of the Agreement as set forth in this Seventh Amendment.

NOW, THEREFORE, IN CONSIDERATION of the covenants and mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

TERMS AND CONDITIONS:

1.          Definitions. To the extent not otherwise defined in this Seventh Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement, the First, Second, Third, Fourth, Fifth and Sixth Amendments.

2.          Amendment of Section 11 Prices and Conditions.

In accordance with the Second Amendment, Biomet made an upfront payment in the amount of ***, as a prepayment for Product to be purchased in 2010. According to the Third Amendment, to the extent the prepayment was not fully used up by purchases made by Biomet in calendar year 2010, the remainder was transferred into calendar year 2011, as prepayment for Product purchased in 2011.

According to the Fourth Amendment, Biomet made another upfront payment of ***, as prepayment for product to be ordered through December 31, 2013, and the remaining amount of the prepayment according the Second Amendment, which remained after the prepayment had been applied to all purchases made by Biomet in calendar year 2010 or 2011 will be transferred into calendar years 2012 and 2013, as prepayment for Product, to be ordered through December 31, 2013.

According to the Fifth Amendment, Innocoll provided an additional *** worth of Product to Biomet free of charge.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

In addition, according to the Fifth Amendment, Biomet made a further upfront payment in the amount of *** as prepayment for Product to be ordered through December 31, 2016, and agreed to make a second payment in the amount of *** no later than December 31, 2013.

According to the Sixth Amendment, the parties agreed to extend the Term of the Agreement to December 31, 2018 and the Parties also agreed the prices listed in Schedule 2 will apply to all orders of product placed after the Effective Date of this Sixth Amendment and shall apply throughout the term of the Agreement. In consideration for the further extension of the Agreement through December 31, 2018, Biomet made an additional upfront payment of *** as prepayment for Product to be ordered through December 31, 2018. Innocoll waived the second pre-payment outlined in the Fifth Amendment in the amount of *** due on or before December 31, 2013, and Innocoll provided an additional *** worth of Product to Biomet free of charge which will be delivered at Biomet’s request. The Parties also agreed the remaining amount of the prepayment according to the Second and Fourth and Fifth Amendments not covered by purchase volume ordered by Biomet in calendar years 2010, 2011 or 2012 will be transferred into calendar years 2013-2018 as prepayment for Product to be ordered through December 31, 2018.

The Parties now agree that all terms set out above shall remain valid as described. In addition, Biomet will make an additional upfront payment of ***, by July 26, 2013 as prepayment for product to be ordered through the remainder of the term of the Agreement until December 31, 2018. In consideration of this additional prepayment, Innocoll will supply an additional *** worth of product free of charge which will be delivered at Biomet’s request.

All prepayments may be applied, at Biomet’s discretion, to purchases of Septocoll or any other Product(s) covered by other agreements between Innocoll on the one hand and Biomet or any of its Affiliates on the other.

Further, Innocoll agrees to refund any remaining amount of the prepayments not covered by the purchase volume ordered by Biomet through December 31, 2018, within 30 days after the expiration or termination of this Agreement for any reason.

3.          General.

a.           Seventh Amendment Controls. Notwithstanding anything to the contrary set forth in the Agreement, in the event of a conflict between the terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment, this Seventh Amendment shall control.

b.           Continuing Effect of Other Terms of Manufacturing and Supply Agreement. Except as amended in the First, Second, Third, Fourth, Fifth, Sixth and this Seventh Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

c.           Counterparts. This Seventh Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

d.           Choice of Law. The parties expressly agree that this Seventh Amendment shall be governed by the substantive laws of Germany without giving effect to that jurisdiction’s choice of law rules.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

e.           Submission to Jurisdiction. The parties agree to submit to the non-exclusive jurisdiction of any competent court in Berlin, Germany, with respect to any matter arising out of this Seventh Amendment.

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Seventh Amendment on the date set forth below their signatures below, to be effective as of, July 26, 2013.

BIOMET DEUTSCHLAND GmbH

Signature:	/s/ Jo Theunissen	Signature:	/s/ Joerg Schmidt

Name:	Jo Theunissen	Name:	Joerg Schmidt

Title:	Managing Director	Title:	Director Finance CEE

Date:	9.09.2013	Date:	September 3, 2013

INNOCOLL TECHNOLOGIES LIMITED

Signature:	/s/ Denise Carter

Name:	Denise Carter

Title:	EVP Business Development

Date:	July 28, 2013

Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential portions are marked: [ *** ]

SCHEDULE 2
PRODUCT PRICING

***